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                                                                   EXHIBIT 10.16

                STOCKHOLDERS' AND REGISTRATION RIGHTS AGREEMENT


                 STOCKHOLDERS' AND REGISTRATION RIGHTS AGREEMENT dated as of May 27, 1998 (this "Agreement") among Regal Cinemas, Inc., a Tennessee corporation (the "Company"), KKR 1996 Fund L.P., a Delaware limited partnership ("KKR Fund"), KKR Partners II, L.P. ("KKR Partners II" and, together with the KKR Fund, the "KKR Partnerships"), Regal Equity Partners, L.P., a Delaware limited partnership and an affiliate of Hicks, Muse, Tate & Furst Incorporated (the "HM Partnership" and, together with the KKR Partnerships, the "KKR/HM Partnerships") and the Persons listed on the signature pages hereof under the caption "DLJ Entities" (each, a "DLJ Entity" and, collectively, the "DLJ Entities").

                                   RECITALS:

                 A. The Company, Screen Acquisition Corp. ("Holdco I") and Monarch Acquisition Corp. ("Holdco II" and, together with Holdco I, the "Holdcos") are parties to an Agreement and Plan of Merger dated as of January 19, 1998, as amended by the Amendment Agreement, dated as of May 8, 1998, among the Company, Holdco I and Holdco II (as so amended, the "Merger Agreement").

                 B. Pursuant to the Merger Agreement, the Holdcos will be merged with and into the Company (the "Merger") and (i) each share of common stock, no par value, of the Company outstanding immediately prior to the Merger (other than shares of common stock of the Company owned by the Company or the Holdcos) will be converted into the right to receive $31.00 per share in cash,
(ii) each outstanding share of common stock, par value $.01 per share, of Holdco I will be converted into one share of Common Stock (as defined below) and 56.468990 shares of Preferred Stock (as defined below) and (iii) each outstanding share of common stock, par value $.01 per share, of Holdco II will be converted into one share of Common Stock and 86.468990 shares of Preferred Stock. The Preferred Stock will have the rights, privileges and other terms set forth in the Articles of Amendment to the Charter of the Company in the form attached hereto as Exhibit A.

                 C. Pursuant to a Stock Subscription Agreement dated as of May 27, 1998 among the Holdco, and the DLJ Entities, immediately prior to the Merger, the DLJ Entities will purchase an aggregate of 17.400688615 shares of common stock, par value $.01 per share, of Holdco I.

                 D. The KKR Partnerships, the HM Partnership and the DLJ Entities wish to provide for certain matters relating to their respective holdings of Common Stock and Preferred Stock.

                 NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:
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                        ARTICLE I.  INTRODUCTORY MATTERS

                 1.1. Defined Terms. In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

                 "Affiliate" shall have the meaning given to that term in Rule 405 promulgated under the Securities Act and shall include members of a Person's immediate family or trusts for the benefit of members of the immediate family of such Person; provided that officers, directors or employees of the Company will not be deemed to be Affiliates of a stockholder of the Company for purposes hereof solely by reason of being officers, directors or employees of the Company.

                 "Affiliated Employee Benefit Trust" means any trust that is a successor to the assets held by a trust established under an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or any other trust established directly or indirectly under such plan or any other such plan having the same sponsor.

                 "Agreement" means this Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                 "Assumption Agreement" means a writing reasonably satisfactory in form and substance to the KKR/HM Partnerships whereby a Permitted Transferee of shares of Common Stock becomes a party to, and agrees to be bound to the same extent as its transferor, by the terms of this Agreement.

                 "Board" means the Board of Directors of the Company.

                 "Business Day" means a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to close.

                 "Common Stock" means the shares of common stock, no par value per share, of the Company after the consummation of the Merger, including the shares of such common stock issuable upon conversion of the Preferred Stock, and any stock into which such common stock may thereafter be converted or exchanged.

                 "Designated Affiliate" means, in the case of any DLJ Entity
         (i) any other DLJ Entity, (ii) any general or limited partner of any DLJ Entity (a "DLJ Partner"), and any corporation, partnership, Affiliated Employee Benefit Trust or other entity that is an Affiliate of any DLJ Partner (collectively, the "DLJ Affiliates"), (iii) any managing director, general partner, director, limited partner, officer or employee of any DLJ Entity or of any DLJ Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing persons referred to in this clause (iii) (collectively, "DLJ Associates"), (iv) a trust, the
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         beneficiaries of which, or a corporation, limited liability company or partnership, the stockholders, members of general or limited partners of which, include only DLJ Entities, DLJ Affiliates, DLJ Associates, their spouses or their lineal descendants or (v) a voting trustee for one or more DLJ Entities, DLJ Affiliates or DLJ Associates under the terms of a voting trust designed to conform with the requirements of the insurance laws of the State of New York.

                 "DLJ Parent" means Donaldson, Lufkin & Jenrette, Inc., or any successor thereto.

                 "DLJ Subsidiaries" means, collectively, the direct or indirect subsidiaries of DLJ Parent.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

                 "KKR/HM Registrable Securities" means Registrable Securities (as defined in the KKR/HM Registration Rights Agreement) of the KKR/HM Partnerships or their respective Affiliates.

                 "KKR/HM Registration Rights Agreement" means the Registration Rights Agreement dated as of May 27, 1998 among the Company, the KKR Partnerships and the HM Partnership, as such agreement may be amended, supplemented or otherwise modified from time to time.

                 "Permitted Transferee" means any Person to whom shares of Common Stock or Preferred Stock are Transferred in a Transfer in accordance with Section 2.2 or otherwise not in violation of this Agreement and who is required to, and does, enter into an Assumption Agreement, and includes any Person to whom a Permitted Transferee of any DLJ Entity (or a Permitted Transferee of a Permitted Transferee) so further Transfers shares of Common Stock or Preferred Stock and who is required to, and does, become bound by the terms of this Agreement.

                 "Person" means any individual, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.

                 "Preferred Stock" means the shares of Series A Convertible Preferred Stock, no par value, of the Company after the consummation of the Merger.

                 "Public Offering" means the sale of shares of Common Stock to the public pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8 or any similar or successor form) filed under the Securities Act.
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                                                                               4



                 "Registrable Securities" means (i) any Common Stock held by a DLJ Entity or any Permitted Transferees, including shares issued or issuable upon the conversion, exchange or exercise of any security convertible, exchangeable or exercisable into Common Stock (including Preferred Stock), (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, option or other convertible security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, such Common Stock, and (iii) any Common Stock or any security convertible, exchangeable or exercisable into Common Stock which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification. For purposes of this Agreement, any Registrable Securities will cease to be Registrable Securities when (A) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, (B) such Registrable Securities shall have been offered and sold pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act, (C) such Registrable Securities are sold by a Person in a transaction in which rights under the provisions of this Agreement are not assigned in accordance with this Agreement, or (D) such Registrable Securities cease to be outstanding.

                 "Registration Expenses" means any and all expenses incident to the performance by the Company of its obligations under Sections 3.1 and 3.2, including without limitation (i) all SEC, stock exchange, or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees (including, if applicable, the fees and expenses of any "qualified independent underwriter," as such term is defined in Rule 2720 of the NASD, and of its counsel), (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and all rating agency fees, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, (vii) the reasonable out-of-pocket expenses of not more than one law firm incurred by all the DLJ Entities and their Permitted Transferees in connection with the registration, and (viii) the costs and expenses of the Company relating to analyst and investor presentations or any "road show" undertaken in connection with the registration and/or marketing of the Registrable Securities; provided that nothing in this clause (viii) shall obligate the Company to engage or participate in any such presentations or road show.
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                 "Registration Rights Holders" means, collectively, the DLJ
         Entities and their Permitted Transferees.

                 "SEC" means the Securities and Exchange Commission.

                 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

                 "Transfer" means a transfer, sale, assignment, pledge, hypothecation or other disposition, whether directly or indirectly pursuant to the creation of a derivative security, the grant of an option or other right, the imposition of a restriction on disposition or voting or transfer by operation of law.

                 1.2. Construction. (a) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires: (i) "or" is disjunctive but not exclusive, (ii) words in the singular include the plural, and in the plural include the singular, and (iii) the words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified.

                 (b) The term "DLJ Entities," to the extent such entities shall have transferred any of their Shares to "Permitted Transferees", shall mean the DLJ Entities and the Permitted Transferees of the DLJ Entities, taken together, and any right or action that may be taken at the election of the DLJ Entities may be taken at the election of the DLJ Entities and such Permitted Transferees, subject to the requirements of Section 5.7.


                             ARTICLE II.  TRANSFERS

                 2.1. Limitations on Transfer. (a) Until the fifth anniversary of the date hereof, no DLJ Entity or Permitted Transferee may Transfer any shares of Common Stock or Preferred Stock other than (i) in connection with a Public Offering effected in accordance with Section 3.1 or 3.2, (ii) after a Public Offering, in a bona fide sale to the public pursuant to Rule 144 (or any successor provision) under the Securities Act or (iii) in accordance with Sections 2.2, 2.3 or 2.4.

                 (b) In the event of any purported Transfer by a DLJ Entity or a Permitted Transferee of any shares of Common Stock or Preferred Stock in violation of the provisions of this Agreement, such purported Transfer will be void and of no effect and the Company will not give effect to such Transfer.

                 (c) Each certificate representing shares of Common Stock and Preferred Stock held by a DLJ Entity or any Permitted Transferee will bear a legend substantially to
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the following effect (with such additions thereto or changes therein as the
Company may be advised by counsel are required by law or necessary to give full effect to this Agreement, the "Legend"):

         "THE SHARES OF [COMMON STOCK] [PREFERRED STOCK] REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS' AND REGISTRATION RIGHTS AGREEMENT AMONG REGAL CINEMAS, INC., KKR 1996 FUND L.P., KKR PARTNERS II, L.P., REGAL EQUITY PARTNERS, L.P. AND THE OTHER PERSONS NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS' AND REGISTRATION RIGHTS AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS' AND REGISTRATION RIGHTS AGREEMENT."

         "THE SHARES OF [COMMON STOCK] [PREFERRED STOCK] REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

The Legend will be removed by the Company by the delivery of substitute certificates without such Legend in the event of (i) a Transfer permitted by this Agreement and in which the Transferee is not required to enter into an Assumption Agreement or (ii) the termination of Article II pursuant to the terms hereof, provided, however, that the second paragraph of the Legend will only be removed if at such time it is no longer required for purposes of applicable securities laws. If any shares of Common Stock or Preferred Stock cease to be Registrable Securities under clause (A) or (B) of the definition thereof, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate or certificates evidencing such shares, without the second paragraph of the Legend.

                 2.2.  Transfers to Permitted Transferees.  The DLJ Entities
and their Permitted Transferees may Transfer any or all of the shares of Common Stock or Preferred Stock held by any of them to any Designated Affiliate who duly executes and delivers an Assumption Agreement; provided that in connection therewith the Company, if it so requests promptly following its receipt of such Assumption Agreement (and, in such event, such Assumption Agreement shall not be effective unless and until this proviso has been satisfied), has been furnished with an opinion in form and substance reasonably satisfactory to the Company of counsel reasonably satisfactory to the Company that such Transfer is exempt from or not subject to the provisions of Section 5 of the Securities Act and any other applicable securities laws; and, provided, further, that no Transfer under this Section
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                                                                               7



2.2 shall be permitted if such Transfer would require the Company to register a class of equity securities under Section 12 of the Exchange Act under circumstances where the Company does not then have securities of any class registered under Section 12 of the Exchange Act and such transfer would cause such registration to be required.

                 2.3. Tag-Along Rights. (a) So long as this Agreement remains in effect, with respect to any proposed Transfer by any or all of the KKR/HM Partnerships or any their respective Affiliates (collectively, the "Selling Partnership") of shares of Common Stock to any Person not an Affiliate of any of the KKR/HM Partnerships, other than in a Public Offering, pursuant to a bona fide sale to the public pursuant to Rule 144 under the Securities Act, pursuant to a distribution to the limited partners of any of the KKR/HM Partnerships or pursuant to any agreement or plan of merger or combination, including any tender or exchange offer in respect thereof, that is approved by the Board and that provides for equal treatment of all outstanding shares of Common Stock and Preferred Stock (any such transaction, a "Proposed Sale"), each DLJ Entity and each Permitted Transferee will have the right to require the proposed Transferee or acquiring Person to purchase from each DLJ Entity and each Permitted Transferee who exercises its rights under this Section 2.3(a) in accordance with this Section 2.3 (a "Tagging Stockholder") a number of shares of Common Stock up to the product (rounded up to the nearest whole number) of (i) the quotient determined by dividing (A) the aggregate number of shares of Common Stock owned by the Tagging Stockholders by (B) the aggregate number of shares of Common Stock owned by the KKR/HM Partnerships and their respective Affiliates and the Tagging Stockholders and (ii) the total number of shares of Common Stock proposed to be directly or indirectly Transferred to the transferee or acquiring Person in the Proposed Sale (a "Proposed Transferee"), at the same price per share of Common Stock and upon the same terms and conditions (including, without limitation, time of payment, form of consideration and adjustments to purchase price) as the Selling Partnership; provided that in order to be entitled to exercise its right to sell shares of Common Stock to the Proposed Transferee pursuant to this Section 2.3, each Tagging Stockholder (x) shall agree to the same covenants as the Selling Partnership agrees to in connection with the Proposed Sale and (y) shall make such representations and warranties concerning its title to the shares of Common Stock to be sold in connection with the Proposed Sale and its authority to enter into and consummate the Proposed Sale as the Selling Partnership makes, but shall not be required to make any other representations and warranties. Each Tagging Stockholder will be responsible for funding its proportionate share of any escrow arrangements in connection with the Proposed Sale and for its proportionate share of any withdrawals therefrom, including without limitation any such withdrawals that are made with respect to claims arising out of agreements, covenants, representations, warranties or other provisions relating the Proposed Sale that were not made by the Tagging Stockholder. Each Tagging Stockholder will be responsible for its proportionate share of the fees, commissions and other out-of-pocket expenses (collectively, "Costs") of the Proposed Sale to the extent not paid or reimbursed by the Company, the Proposed Transferee or another Person (other than the Selling Partnership). The Selling Partnership shall be entitled to estimate the Tagging Stockholders' proportionate share of such Costs and to withhold such amounts from payments to be made to the Tagging Stockholder at the time of closing of such Proposed Sale; provided that (i) such estimate shall not preclude the Selling Partnership from
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recovering additional amounts from the Tagging Stockholder in respect of such
Tagging Stockholder's proportionate share of such Costs and (ii) the Selling Partnership shall reimburse the Tagging Stockholder to the extent actual amounts are ultimately less than the estimated amounts or any such amounts are paid by the Company, the Proposed Transferee or another Person (other than the Selling Partnership).

                 (b) The Selling Partnership will give notice to the DLJ Entities of each Proposed Sale not more than ten days after the execution of the definitive agreement relating to the Proposed Sale, setting forth the number of shares of Common Stock proposed to be so Transferred, the name and address of the Proposed Transferee, the proposed amount and form of consideration (and if such consideration consists in part or in whole of property other than cash, the Selling Partnership will provide such information, to the extent reasonably available to the Selling Partnership, relating to such non-cash consideration as the DLJ Entities together may reasonably request in order to evaluate such non-cash consideration) and other terms and conditions of payment offered by the Proposed Transferee. The Selling Partnership will deliver or cause to be delivered to each Tagging Stockholder copies of all transaction documents relating to the Proposed Sale promptly as the same become available. The tag-along rights provided by this
Section 2.3 must be exercised by the DLJ Entities within seven days following receipt of the notice required by the preceding sentence by delivery of a written notice to the Selling Partnership indicating its desire to exercise its rights and specifying the number of shares of Common Stock it desires to sell (the "Tag-Along Notice"). The Tagging Stockholders will be entitled under this
Section 2.3 to Transfer to the Proposed Transferee the number of shares of Common Stock calculated in accordance with Section 2.3(a).

                 (c)  If any Tagging Stockholder exercises its rights under
Section 2.3(a), the closing of the purchase of the Common Stock with respect to which such rights have been exercised will take place concurrently with the closing of the sale of the Selling Partnership's Common Stock to the Proposed Transferee.

                 2.4. Drag-Along Rights. (a) So long as this Agreement remains in effect, if any or all of the HM/KKR Partnerships or any of their respective Affiliates (collectively, the "Dragging Partnership") receive an offer from a Person other than an Affiliate of any of the HM/KKR Partnerships (a "Third Party") to purchase (in a transaction of a type referred to in the first sentence of Section 2.3(a)) at least a majority of the shares of Common Stock then outstanding and such offer is accepted by the Dragging Partnership, then each DLJ Entity and each Permitted Transferee (collectively, the "Drag-Along Stockholders") hereby agrees that, if requested by the Dragging Partnership, it will Transfer to such Third Party, subject to Section 2.4(b), on the terms of the offer so accepted by the Dragging Partnership, including, without limitation, time of payment, form of consideration and adjustments to purchase price, the number of shares of Common Stock equal to the number of shares of Common Stock owned by it multiplied by the percentage of the then outstanding shares of Common Stock to which the Third Party offer is applicable.

                 (b) The Dragging Partnership will give notice (the "Drag-Along Notice") to the Drag-Along Stockholders of any proposed Transfer giving rise to the rights of the

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Dragging Partnership set forth in Section 2.4(a) (a "Section 2.4 Transfer")
within 10 days following the Dragging Partnership's acceptance of the offer referred to in Section 2.4(a) and, in any event, no later than 10 days prior to the proposed closing date for such Section 2.4 Transfer. The Drag-Along Notice will set forth the number of shares of Common Stock proposed to be so Transferred, the name of the proposed Transferee or acquiring Person, the proposed amount and form of consideration (and if such consideration consists in part or in whole of property other than cash, the Dragging Partnership will provide such information, to the extent reasonably available to the Dragging Partnership, relating to such non-cash consideration as the Drag-Along Stockholders together may reasonably request in order to evaluate such non-cash consideration), the number of shares of Common Stock sought and the other terms and conditions of the offer. Each Drag-Along Stockholder (x) shall agree to the same covenants, as the Dragging Partnership agrees to in connection with the Section 2.4 Transfer and (y) shall make such representations and warranties concerning its title to the shares of Common Stock to be sold in connection with the Section 2.4 Transfer and its authority to enter into and consummate the Section 2.4 Transfer as the Dragging Partnership makes, but shall not be required to make any other representations and warranties. Each Drag-Along Stockholder will be responsible for funding its proportionate share of any escrow arrangements in connection with the Section 2.4 Transfer and for its proportionate share of any withdrawals therefrom, including without limitation any such withdrawals that are made with respect to claims arising out of agreements, covenants, representations, warranties or other provisions relating the Section 2.4 Transfer that were not made by the Drag-Along Stockholder.
Each Drag-Along Stockholder will be responsible for its proportionate share of the Costs of the Section 2.4 Transfer to the extent not paid or reimbursed by the Company, the Third Party or another Person (other than the Dragging Partnership. The Dragging Partnership shall be entitled to estimate the Drag-Along Stockholders' proportionate share of such Costs and to withhold such amounts from payments to be made to the Drag-Along Stockholder at the time of closing of the Section 2.4 Transfer; provided that (i) such estimate shall not preclude the Dragging Partnership from recovering additional amounts from the Drag-Along Stockholder in respect of such Drag-Along Stockholder's proportionate share of such Costs and (ii) the Dragging Partnership shall reimburse the Drag-Along Stockholder to the extent actual amounts are ultimately less than the estimated amounts or any such amounts are paid by the Company, the Third Party or another Person (other than the Dragging Partnership). If the Section 2.4 Transfer is not consummated within 180 days from the date of the Drag-Along Notice, the Dragging Partnership must deliver another Drag-Along Notice in order to exercise its rights under this Section
2.4 with respect to such Section 2.4 Transfer.

                 2.5. Custody Agreement and Power of Attorney. Upon delivering a Tag Along Notice or receiving a Drag-Along Notice, each DLJ
Entity and each Permitted Transferee will, if requested by the Selling Partnership or the Dragging Partnership, as the case may be, execute and deliver a custody agreement and power of attorney in form and substance satisfactory to the Selling Partnership or the Dragging Partnership, as the case may be, with respect to the shares of Common Stock which are to be sold by the DLJ Entities and Permitted Transferees pursuant hereto (a "Custody Agreement and Power of Attorney"). The Custody Agreement and Power of Attorney will provide, among other things, that each DLJ Entity and each Permitted Transferee will deliver to and deposit in

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custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such shares of Common Stock (duly endorsed in blank by the registered owner or owners thereof) and irrevocably appoint said custodian and attorney-in-fact as its agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on its behalf with respect to the matters specified in Section 2.3 or Section 2.4, as the case may be.

                       ARTICLE III.  REGISTRATION RIGHTS

                 3.1. Piggyback Rights. (a) Piggyback Rights. If the Company at any time after the date hereof proposes to register Common Stock under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, it will, at each such time, give prompt written notice to the Registration Rights Holders of its intention to do so and of the Registration Rights Holders' rights under this Section 3.1. Upon the written request of any Registration Rights Holder made within 14 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Registration Rights Holder), the Company will use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Registration Rights Holders; provided that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company or any other holder of securities that initiated such registration (an "Initiating Holder") shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company or such Initiating Holder may, at its election, give written notice of such determination to the Registration Rights Holders and, thereupon, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith), and (ii) if such registration involves an underwritten offering, the Registration Rights Holders of Registrable Securities requesting to be included in the registration must sell their Registrable Securities to the underwriters selected by the Company or the Initiating Holders, as the case may be, on the same terms and conditions as apply to the Company or the Initiating Holders, as the case may be, with, in the case of a combined primary and secondary offering, such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 3.1(a) involves an underwritten public offering, any Registration Rights Holder requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register all or any portion of such securities in connection with such registration. Nothing in this
Section 3.1(a) shall operate to limit the right of a Registration Rights Holder to (i) request the registration of Registrable Securities that consist of Common Stock issuable upon conversion, exercise or exchange of convertible securities held by such Registration Rights Holder notwithstanding the fact that at the time of request such Registration Rights Holder holds only convertible securities or (ii) request the registration at one time of Registrable

Securities that consist of both Common Stock and convertible securities convertible into or exercisable or exchangeable for Common Stock.

                 (b) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.1.

                 (c) Priority in Piggyback Registrations. If a registration pursuant to this Section 3.1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of Registrable Securities, KKR/HM Registrable Securities and other securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be reasonably likely to have an adverse effect on the price, timing or distribution of the securities offered in such offering, then the Company will include in such registration (i) first, 100% of the securities, if any, the Company proposes to sell for its own account, provided that the registration of shares of Common Stock contemplated by this
Section 3.1 was initiated by the Company with respect to shares intended to be registered for sale for its own account and (ii) second, such number of Registrable Securities and KKR/HM Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, which number of Registrable Securities and KKR/HM Registrable Securities shall be allocated pro rata (subject to the final sentence of this Section 3.1(c)) among all such requesting holders of Registrable Securities and KKR/HM Registrable Securities, such pro rata amount to be determined by multiplying
(x) the aggregate number of Registrable Securities and KKR/HM Registrable Securities that may be included in such registration without the adverse effect referred to above by (y) a fraction, the numerator of which is the number of Registrable Securities or KKR/HM Registrable Securities, as the case may be, requested by such Registration Rights Holder or the KKR/HM Partnerships, as the case may be, to be included in such registration and the denominator of which is the aggregate number of Registrable Securities and KKR/HM Registrable Securities requested to be included in such registration. In the event that
(i) the Company did not initiate the registration of securities intended to be registered for sale for its own account and (ii) the number of Registrable Securities, KKR/HM Registrable Securities and shares of Common Stock of other holders entitled to registration rights with respect to such Common Stock, in each case requested to be included in such registration, is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities it proposes to sell up to the number of securities that, in the opinion of the underwriter, can be sold. The Registration Rights Holders acknowledge and agree that the number of KKR/HM Registrable Securities that this Section 3.1(c) permits to be included in a registration may be allocated among the KKR Partnerships, the HM Partnership, their respective Affiliates and other holders of securities of the Company as such parties shall agree, including holders of securities of the Company parties to, or having rights under, the KKR/HM Registration Rights Agreement.

                 3.2. Demand Registration. (a) Demand Registration. At any time after the 180th day following the initial Public Offering, upon the written request of any Registration

Rights Holder (the Registration Rights Holder or Registration Rights Holders making such request, a "Demand Party") requesting that the Company effect the registration under the Securities Act of all or part of such Demand Party's Registrable Securities and specifying the amount and intended method of disposition thereof, the Company will promptly give written notice of such requested registration to the other holders of Registrable Securities, the KKR/HM Partnerships and other holders of securities entitled to notice of such registration under the KKR/HM Registration Rights Agreement and thereupon will, as expeditiously as possible, file a registration statement to effect the registration under the Securities Act of:

                    (i) such Registrable Securities which the Company has been so requested to register by the Registration Rights Holders; and

                    (ii) the KKR/HM Registrable Securities and securities of other holders which the Company has been requested to register by written request given to the Company within 15 days after the giving of such written notice by the Company (which request shall specify the amount and intended method of disposition of such securities);

all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities, the KKR/HM Registrable Securities and such other securities so to be registered; provided that the Company shall not be required to effect the registration of Registrable Securities at the request of a Demand Party under this Section 3.2(a) on more than two occasions, except as provided in Section 3.2(f); and provided, further, that the Company shall not be obligated to file a registration statement relating to any registration request under this Section 3.2(a):

                 (x) within a period of 180 days (or such lesser period as the managing underwriters in an underwritten offering may permit) after the effective date of any other registration statement relating to any registration request under this Section 3.2(a) or relating to any registration effected under Section 3.1;

                 (y) if with respect thereto the managing underwriter, the SEC, the Securities Act or the rules and regulations thereunder, or the form on which the registration statement is to be filed, would require the conduct of an audit other than the regular audit conducted by the Company at the end of its fiscal year, in which case the filing may be delayed until the completion of such audit (and the Company shall, upon request of the Demand Parties, use its reasonable efforts to cause such audit to be completed expeditiously and without unreasonable delay); or

                 (z) if the Company is in possession of material non-public information and the Board determines in good faith that disclosure of such information would not be in the best interests of the Company and its stockholders, in which case the filing of the registration statement may be delayed until the earlier of the second business day after such conditions shall have ceased to exist and the 90th day after receipt by the

         Company of the written request from a Demand Party to register Registrable Securities under this Section 3(a).

Nothing in this Section 3.2(a) shall operate to limit the right of a Registration Rights Holder to (i) request the registration of Registrable Securities that consist of Common Stock issuable upon conversion, exercise or exchange of convertible securities held by such Registration Rights Holder notwithstanding the fact that at the time of request such Registration Rights Holder holds only convertible securities or (ii) request the registration at one time of Registrable Securities that consist of both Common Stock and convertible securities convertible into or exercisable or exchangeable for Common Stock.

                 (b) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.2.

                 (c) Effective Registration Statement. A registration requested pursuant to this Article 3 will not be deemed to have been effected unless it has become effective; provided that, if, within 180 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, then such registration will be deemed not to have been effected.

                 (d) Selection of Underwriters. If a requested registration pursuant to this Section 3.2 involves an underwritten offering and neither the Company nor any of the KKR/HM Partnerships (or Affiliates thereof) are registering any securities therein, the Demand Parties shall have the right to select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter; provided, however, that such investment banker or bankers and managers shall be reasonably satisfactory to the Company. If a requested registration pursuant to this Section 3.2 involves an underwritten offering and either the Company or any of the KKR/HM Partnerships (or their Affiliates) are registering any securities therein, the Company shall have the right to select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter; provided, however, that a majority in interest of the holders of the Registrable Securities held by all Registration Rights Holders participating in such registration shall have the right to select one co-manager that is an investment banking firm of nationally recognized standing to participate in the administration of the offering.

                 (e) Priority in Demand Registrations. If a requested registration pursuant to this Section 3.2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of Registrable Securities and KKR/HM Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be reasonably likely to have an adverse effect on the price, timing or distribution of the securities offered in such offering, then the Company will include in such registration such the number of Registrable Securities and KKR/HM Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, which number shall be allocated pro rata (subject to the final sentence of this Section 3.2(e)) among all such requesting holders of Registrable Securities and KKR/HM Registrable Securities, such pro rata amount to be determined by multiplying (x) the aggregate number of Registrable Securities and KKR/HM Registrable Securities that may be included in such registration without the adverse effect referred to above by (y) a fraction, the numerator of which is the number of Registrable Securities or KKR/HM Registrable Securities, as the case may be, requested by the Registration Rights Holders or the KKR/HM Partnerships (or their Affiliates), as the case may be, to be included in such registration and the denominator of which is the aggregate number of Registrable Securities and KKR/HM Registrable Securities requested to be included in such registration; provided that, after giving effect to such pro ration, the KKR/HM Partnerships or their respective Affiliates that requested to include KKR/HM Registrable Securities in such registration may further reduce the number of KKR/HM Registrable Securities to be so registered, and, in such event, the number of Registrable Securities to be so registered shall be increased by the participating Registration Rights Holders on a share-for-share basis, but not in excess of the total number of Registrable Securities that the Demand Parties originally requested to be included in such registration. In the event that the number of Registrable Securities, KKR/HM Registrable Securities and shares of Common Stock of other holders, in each case entitled to registration rights with respect to such Common Stock requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration securities it proposes to sell for its own account up to the number of securities that, in the opinion of the underwriter, can be sold. The Registration Rights Holders acknowledge and agree that the number of KKR/HM Registrable Securities that this Section 3.2(e) permits to be included in a registration may be allocated among the KKR Partnerships, the HM Partnership, their respective Affiliates and other holders of securities of the Company as such parties shall agree, including holders of securities of the Company parties to, or having rights under, the KKR/HM Registration Rights Agreement.

                 (f) Additional Requests. If as a result of the priority provisions set forth in Section 3.2(e), (i) the number of Registrable Securities registered pursuant to Section 3.2 is less than 70% of the number of Registrable Securities set forth in the first request made by the Demand Parties under this Section 3.2 and (ii) the Demand Parties shall have already requested registration under this Section 3.2 on two occasions, then the Demand Parties shall have the right to make one or more additional requests for registration under this Section 3.2 until such time as at least 70% of the number of Registrable Securities set forth in such first request under this
Section 3.2 made by the Demand Parties have been registered under this Section 3.2.

                 3.3. Registration Procedures. If and whenever the Company is required to file a registration statement with respect to, or to use its reasonable efforts to effect or cause the registration of, any Registrable Securities under the Securities Act as provided in this Agreement the Company will as expeditiously as possible:

                    (a) prepare and, in any event within 120 days after the end of the period within which a request for registration may be given to the Company pursuant to Section 3.2, file with the SEC a registration statement on an appropriate form with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of securities as to which it is the Initiating Party at any time prior to the effective date of the registration statement relating thereto (and, in such event, the Company shall pay the Registration Expenses incurred in connection therewith); provided, further, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

                    (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 270 days and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

                    (c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

                    (d) use its reasonable efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this subsection (d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                    (e) use its reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                    (f) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 3.3(b), of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                    (g) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

                    (h) (i) if such Registrable Securities are Common Stock (including Common Stock issuable upon conversion, exchange or exercise of another security), use its reasonable efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; (ii) if such Registrable Securities are convertible, exchangeable or exercisable into Common Stock, upon the reasonable request of sellers of a majority of such Registrable Securities, use its reasonable efforts to list such securities and, if requested, the Common Stock underlying such securities, notwithstanding that at the time of request such sellers hold only such securities, on any securities exchange so requested, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; and (iii) use its reasonable efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                    (i) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to, or in substitution for the indemnification provisions hereof, and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                    (j) obtain a "cold comfort" letter or letters from the Company's independent public accounts in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of shares of such Registrable Securities shall reasonably request;

                    (k) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                    (l) notify counsel for the holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment prospectus shall have been filed, (ii) of the receipt of any comments from the SEC, (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

                    (m) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

                    (n) if requested by the managing underwriter or agent or any holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

                    (o) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or the Registration Rights Holders may request;

                    (p) obtain for delivery to the holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such holders, underwriters or agents and their counsel; and

                    (q) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

                 3.4. Other Registration-Related Matters. (a) The Company may require any Person that is selling shares of Common Stock in a Public Offering pursuant to Sections 3.1 or 3.2 to furnish to the Company in writing such information regarding such Person and pertinent to the disclosure requirements relating to the registration and the distribution of the Registrable Securities which are included in such Public Offering as the Company may from time to time reasonably request in writing.

                 (b) Each Registration Rights Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.3(f), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until its receipt of the copies of the amended or supplemented prospectus contemplated by Section 3.3(f) and, if so directed by the Company, each Registration Rights Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in their possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 3.3(f) to and including the date when each seller of Registrable Securities covered by such registration statement has received the copies of the supplemented or amended prospectus contemplated by Section 3.3(f).

                 (c) Each Registration Rights Holder will, in connection with a Public Offering of the Company's securities, upon the request of the Company or of the underwriters managing any underwritten offering of the Company's securities, agree in writing not to effect any sale, disposition or distribution of Registrable Securities (other than those included in the Public Offering) without the prior written consent of the managing underwriter for such period of time commencing 7 days before and ending 180 days (or such earlier date as the managing underwriter shall agree) after the effective date of such registration.

                 (d) Upon delivering the notice referred to either in (i) the second sentence of Section 3.1(a) or (ii) the first sentence in Section 3.2(a), each DLJ Entity and each

Permitted Transferee will, if requested by the Company, execute and deliver Custody Agreement and Power of Attorney, as described in Section 2.5.

                 3.5. Indemnification. (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 3.1 or 3.2, the Company hereby indemnifies and agrees to hold harmless, to the extent permitted by law, the sellers of any Registrable Securities covered by such registration statement (each a "Holder"), each Affiliate of such Holder and their respective directors and officers or general and limited partners (and the directors, officers, employees, affiliates and controlling Persons of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of a prospectus, in the light of the circumstances when they were made, and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company will not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party expressly for use in the preparation thereof. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the Transfer of such securities by such Holder.

                 (b) Indemnification by the Holders and Underwriters. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Sections 3.1, that the Company shall have received an undertaking reasonably satisfactory to it from the Holder of such Registrable Securities or any prospective underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.5(a)) the Company, all other Holders or any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers and controlling Persons, with respect to any untrue statement in or omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or omission was made in reliance upon and in conformity with written information with respect to such Holder or underwriter furnished to the Company by such Holder or underwriter expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective affiliates, directors, officers or controlling Persons and will survive the Transfer of such securities by such Holder. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                 (c) Notices of Claims. Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 3.5, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the Indemnified Party to give notice as provided herein will not relieve the indemnifying party of its obligations under Section 3.5(a) or 3.5(b), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such Indemnified Party's reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such Indemnified Party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

                 (d) Contribution. If the indemnification provided for hereunder from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 3.5(d) as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                 (e) Other Indemnification. Indemnification similar to that specified in this Section 3.5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any law or with any governmental entity other than as required by the Securities Act.

                 (f) Non-Exclusivity. The obligations of the parties under this Section 3.5 will be in addition to any liability which any party may otherwise have to any other party.


                         ARTICLE IV.  PREEMPTIVE RIGHTS

                 4.1. Preemptive Right. Until the fifth anniversary of the date hereof, the DLJ Entities and their Permitted Transferees shall have the right to purchase for cash their Preemptive Right Pro Rata Share of newly issued Common Stock or Preferred Stock which the Company may from time to time propose to sell to the KKR/HM Partnerships or any of them for cash. The "Preemptive Right Pro Rata Share" shall be, at any given time, that proportion which the number of shares of Common Stock held by the DLJ Entities and the Permitted Transferees at such time bears to the total Common Stock issued and outstanding at such time.

                 4.2. Preemptive Notices. In the event the Company proposes to undertake an issuance for cash of Common Stock and/or Preferred Stock to any KKR/HM Partnership or any of Affiliate of a KKR/HM Partnership, it shall give the DLJ Entities written notice (the "Preemptive Notice") of its intention to sell Common Stock and/or Preferred Stock for cash, the price, the identity of the purchaser and the principal terms upon which the Company proposes to issue the same. The DLJ Entities and their Permitted Transferees shall have five Business Days from the delivery date of any Preemptive Notice to agree to purchase a number of shares of Common Stock and/or Preferred Stock up to the Preemptive Right Pro Rata Share (in each case calculated prior to the issuance) for the price and upon the terms specified in the Preemptive Notice by giving written notice to the Company and stating therein the number of shares of Common Stock and/or Preferred Stock to be purchased.

                 4.3. Failure to Exercise Preemptive Right. In the event the DLJ Entities fail to purchase all of the Preemptive Right Pro Rata Share pursuant to this Article 4, the Company shall have 180 days after the date of the Preemptive Notice to consummate the sale of the Common Stock and/or Preferred Stock with respect to which the DLJ Entities' preemptive right was not exercised, at or above the price and upon terms not more favorable to the purchasers of such Common Stock or Preferred than the terms specified in the initial Preemptive Notice given in connection with such sale.

                 4.4. Act III. Notwithstanding anything in this Agreement to the contrary, the DLJ Entities shall not have any preemptive rights with respect to issuances of Common Stock or Preferred Stock to the KKR/HM Partnerships or any of them in connection with any transaction of any nature between the Company and Act III Cinemas, Inc.

                           ARTICLE V.  MISCELLANEOUS

                 5.1. Access. Until the first occurrence of a Public Offering, upon the DLJ Entities' request, the Company shall provide to the DLJ Entities a copy of the financial information contained in the Company's monthly management reports to the extent such information is made available to the KKR/HM Partnerships. In addition, the DLJ Entities and their Permitted Transferees, upon their reasonable request, (a) shall be provided reasonable access during business hours to the books, records and properties of the Company, (b) shall be provided with a reasonable opportunity to discuss the business and affairs of the Company and (c) shall be provided with such additional information concerning the Company, its subsidiaries or the financial condition, business or operations of the Company or its subsidiaries as the DLJ Entities or the Permitted Transferees shall reasonably request and as can be obtained without unreasonable expense, provided that the DLJ Entities shall cause all information relating to the Company to be held in strict confidence in accordance with the provisions of Section 5.2. Notwithstanding the foregoing, the Company shall have no obligation to provide to the DLJ Entities and their Permitted Transferees access to or information concerning matters that the Company considers to be competitively sensitive, including without limitation proposed acquisitions, divestitures, theatre upgrades, rebuilds or expansions and new theatre builds.

                 5.2. Confidential Information. (a) Each DLJ Entity and Permitted Transferee agrees that it will not use at any time any Confidential Information (as defined below) of which any DLJ Entity or any Permitted Transferee is or becomes aware except in connection with its investment in the Company.

                 (b) Each DLJ Entity and Permitted Transferee further agrees that the Confidential Information will be kept strictly confidential and will not be disclosed by it or its Representatives (as defined below), except (i) as required by applicable law, regulation or legal process, and only after compliance with Section 5.2(c) (provided that this clause (i) may not be relied upon to the extent any action is taken by a DLJ Entity or Permitted Transferee which requires such disclosure and, but for such action, such disclosure would not have been required) and (ii) that it may disclose the Confidential Information or portions thereof to those of its officers, employees, directors and representatives of its legal, accounting and financial advisors (the persons to whom such disclosure is permissible being "Representatives") who need to know such information in connection with the investment by the DLJ Entities and the Permitted Transferees in the Company; provided that such Representatives (x) are informed of the confidential and proprietary nature of the Confidential Information and (y) agree to be bound by and perform the provisions of this Section 5.2. Each DLJ Entity agrees to be responsible for any breach of this Section 5.2 by its Representatives other than those Representatives who after the date hereof execute a separate confidentiality agreement with the Company (it being understood that such responsibility shall be in addition to and not by way of limitation of any right or remedy the Company may have against such Representatives with respect to any such breach).

                 (c) If any DLJ Entity, Permitted Transferee or Representative becomes legally compelled (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information, the DLJ Entities shall provide the Company with prompt and, if legally permissible, prior written notice of such requirement to disclose such Confidential Information. Upon receipt of such notice, the Company may seek a protective order or other appropriate remedy.
If such protective order or other remedy is not obtained, such DLJ Entity, Permitted Transferee or Representative agrees to disclose only that portion of the Confidential Information which is legally required to be disclosed and to take all reasonable steps to preserve the confidentiality of the Confidential Information. In addition, the DLJ Entities, Permitted Transferees and Representatives will not oppose any action (and will, if and to the extent requested by the Company, cooperate with, assist and join with the Company, at the Company's expense and on a reasonable basis, in any reasonable action) by the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

                 (d) "Confidential Information" means oral and written information concerning the Company and its subsidiaries furnished to any DLJ Entity or Permitted Transferee by or on behalf of the Company (irrespective of the form of communication and whether such information is so furnished before, on or after the date hereof), and all analyses, compilations, data, studies, notes, interpretations, memoranda or other documents prepared by any DLJ Entity or Permitted Transferee or any Representative containing or based in whole or in part on any such furnished information. The term "Confidential Information" does not include any information which (i) at the time of disclosure or thereafter is generally available to the public (other than as a result of a disclosure directly or indirectly by any DLJ Entity, Permitted Transferee or Representative in violation hereof), (ii) is or becomes available to any DLJ Entity or Permitted Transferee on a nonconfidential basis from a source other than the Company or its advisors, provided that such source was not known by the DLJ Entities or Permitted Transferees to be prohibited from disclosing such information to it by a legal, contractual or fiduciary obligation owed to the Company or (iii) is already in the possession of any DLJ Entity or Permitted Transferee (other than information furnished by or on behalf of the Company).

                 5.3. Competition. For so long as any DLJ Entity or any Permitted Transferee holds shares of Common Stock, none of DLJ Parent, any DLJ Entity, any Permitted Transferee, any DLJ Subsidiary or any merchant banking fund controlled by DLJ Parent or any DLJ Subsidiary shall directly or indirectly acquire any interest, or invest in any manner, in any Person engaged in the motion picture theatre exhibition business, whether located in or outside of the United States; provided, however, that the limitations set forth in this Section 5.3 shall not restrict any ordinary course investment banking, lending or other non-merchant banking activities conducted by any of DLJ Parent, any DLJ Entity, any Permitted Transferee, any DLJ Subsidiary or any merchant banking fund controlled by DLJ Parent or any DLJ Subsidiary. The foregoing provisions of this Section 5.3 shall not be applicable to investments by DLJ Real Estate Capital Partners, L.P. (the "Existing Fund") or any similar successor real estate merchant banking fund or partnership that is a DLJ Subsidiary or is controlled by DLJ Parent or any DLJ Subsidiary (a "Successor Fund"); provided that neither the Existing Fund nor any Successor Fund shall operate, directly or indirectly, any motion picture theatre exhibition business. The DLJ Entities and Permitted Transferees agree that if at any time when this Section 5.3 shall be in effect the Company notifies the DLJ Entities in writing that the Company believes the Existing Fund or any Successor Fund is competing with the business of the Company and its subsidiaries, then the Company, the DLJ Entities and the Permitted Transferees shall discuss in good faith the nature of the business of the Existing Fund and/or any Successor Fund, on the one hand, and the investment by the DLJ Entities and the Permitted Transferees in the Company, on the other hand, with a view to reaching a mutually satisfactory resolution with respect to such matters.

                 5.4. Transactions with Affiliates. Without the prior written consent of the DLJ Entities and the Permitted Transferees, the Company will not, and will not permit any of its subsidiaries to, directly or indirectly enter into or permit to exist any transaction or series of related transactions involving aggregate payments or consideration in excess of $5.0 million (including, without limitation, the purchase, sale, lease, contribution or exchange of any property or the rendering of any service) with or for the benefit of any of its Affiliates (other than transactions between the Company and any subsidiary of the Company or among subsidiaries of the Company) (an "Affiliate Transaction"), other than Affiliate Transactions on terms that are no less favorable than those that might reasonably have been obtained in a comparable transaction on an arms-length basis from a person that is not an Affiliate; provided, however, that for a transaction or series of related transactions involving value of $10.0 million or more, such determination will be made in good faith by a majority of members of the Board and by a majority of the disinterested members of the

Board, if any. The foregoing restrictions will not apply to (1) reasonable and customary directors' fees, indemnification and similar arrangements and payments thereunder; (2) any obligations of the Company under any employment agreement, noncompetition or confidentiality agreement with any officer of the Company, as in effect on the date hereof (provided that each amendment of any of the foregoing agreements shall be subject to the limitations of this Section 5.4); (3) any "restricted payment" permitted to be made pursuant to the indenture governing the Company's senior subordinated notes (the "Indenture");
(4) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board;
(5) loans or advances to employees in the ordinary course of business of the Company consistent with past practices; (6) payments made in connection with the Merger, including, without limitation, fees payable to and expenses of Hicks, Muse, Tate & Furst Incorporated and its affiliates (collectively, "Hicks Muse") and Kohlberg Kravis Roberts & Co. L.P. and its affiliates (collectively, "KKR"); (7) payments by the Company to KKR or Hicks Muse made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including, without limitation, in connection with acquisitions or divestitures which payments are approved by a majority of the Board in good faith; (8) transactions in which the Company delivers to the DLJ Entities a letter from an independent financial advisor stating that such transaction is fair to the Company from a financial point of view or that is on terms that are no less favorable than those that might reasonably have been obtained in a comparable transaction on an arms-length basis from a person that is not an Affiliate; (9) the existence of, or the performance by the Company of its obligations under the terms of, the Stockholders' Agreement dated as of the date hereof among the Company and the KKR/HM Partnerships, the KKR/HM Registration Rights Agreement and any similar agreements (whether or not with the same parties) which it may enter into hereafter; provided, however, that the existence of, or the performance by the Company of obligations under any future amendment to any such existing agreement or under any such similar agreement entered into after the date hereof shall only be permitted by this clause (9) to the extent that the terms thereof are not otherwise disadvantageous to the DLJ Entities in any material respect; and (10) transactions with customers, clients, suppliers, or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of the Indenture which are fair to the Company in the reasonable determination of the Board or the management thereof, or are on terms (taken as a whole) at least as favorable as might reasonably have been obtained at such time from an unaffiliated party.

                 5.5. Additional Securities Subject to Agreement. Each DLJ Entity and each Permitted Transferee to whom shares of Common Stock or Preferred Stock have been Transferred pursuant to Section 2.2 agrees that any other equity securities of the Company which it hereafter acquires by means of a stock split, stock dividend, distribution, exercise of options or warrants or otherwise (other than pursuant to a Public Offering) will be subject to the provisions of this Agreement to the same extent as if held on the date hereof.

                 5.6. Termination. This Agreement, other than Sections 3.1, 3.2, 5.2 and 5.3, will terminate and be of no further force and effect (other than with respect to prior breaches) at such time as there shall have been one or more Public Offerings such that there exists a public trading market in 20% or more of the Common Stock. Sections 3.1 and 3.2 will terminate and be of no further force and effect (other than with respect to prior breaches) on the earlier of (i) two years after the date of the initial Public Offering and (ii) ten years after the date of the Merger. Section 5.2 will terminate and be of no further force and effect (other than with respect to prior breaches) on the third anniversary of the first date on which no DLJ Entity and no Permitted Transferee owns any shares of Common Stock or Preferred Stock. Section 5.3 will terminate and be of no further force and effect (other than with respect to prior breaches) at such time as no DLJ Entity and no Permitted Transferee to whom shares of Common Stock or Preferred Stock have been Transferred pursuant to Section 2.2 owns any shares of Common Stock or Preferred Stock.

                 5.7. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by cable, by telecopy, by telegram, by telex or registered or certified mail (postage prepaid, return receipt requested) as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5.7):

                 if to a KKR Partnership:

                          c/o Kohlberg Kravis Roberts & Co.
                          9 West 57th Street, Suite 4200
                          New York, NY  10019
                          Attention:  Clifton S. Robbins
                          Telecopy:  (212) 750-0003

                 with a copy to:

                          Simpson Thacher & Bartlett
                          425 Lexington Avenue
                          New York, NY  10017
                          Attention:  Charles I. Cogut, Esq.
                          Telecopy:  (212) 455-2502

                 if to the HMTF Partnership:

                          c/o Hicks, Muse, Tate & Furst Incorporated
                          200 Crescent Court
                          Suite 1600
                          Dallas, Texas 75201
                          Attention:  Lawrence D. Stuart, Jr.
                          Telecopy:  (214) 740-7313
                 with a copy to:

                          Weil, Gotshal & Manges LLP
                          100 Crescent Court
                          Suite 1300
                          Dallas, Texas 75201
                          Attention:  Jeremy W. Dickens, Esq.
                          Telecopy:  (214) 746-7777

                 if to the Company:

                          Regal Cinemas, Inc.
                          7132 Commercial Park Drive
                          Knoxville, Tennessee  37918
                          Attention:  Michael Campbell
                          Telecopy:  (423) 922-3188

                 with copies to:

                          Simpson Thacher & Bartlett
                          425 Lexington Avenue
                          New York, NY  10017
                          Attention:  Charles I. Cogut, Esq.
                          Telecopy:  (212) 455-2502

                 -and-

                          Weil, Gotshal & Manges LLP
                          100 Crescent Court
                          Suite 1300
                          Dallas, Texas 75201
                          Attention:  Jeremy W. Dickens, Esq.
                          Telecopy:  (214) 746-7777

                 if to any of the DLJ Entities or any Permitted Transferee:

                          c/o DLJ Merchant Banking Partners II, Inc.
                          277 Park Avenue
                          New York, New York 10172
                          Attention:  William F. Dawson, Jr.
                          Fax:  (212) 892-7696
                 with a copy to:

                          Davis Polk & Wardwell
                          450 Lexington Avenue
                          New York, New York 10017
                          Attention:  George R. Bason, Jr.
                          Fax: (212) 450-4800

                 In the case of any notices, requests, claims, demands or other communications hereunder to more than one DLJ Entity and/or Permitted Transferee, delivery thereof in accordance with the foregoing provisions of this Section 5.7 to DLJ Merchant Banking Partners II, Inc. ("DLJ MBP") shall be deemed to be delivery to all such DLJ Entities and Permitted Transferees. In addition, the DLJ Entities and Permitted Transferees hereby agree that all notices, requests, claims, demands or other communications hereunder to be given by any DLJ Entity or Permitted Transferee hereunder shall be given by DLJ MBP on behalf of all such DLJ Entities and Permitted Transferees, and that no such notice, request, claim, demand or other communication given by any other Person shall be effective hereunder. Each DLJ Entity and Permitted Transferee hereby appoints DLJ MBP as its agent for purposes of receiving and delivering all such notices, requests, claims, demands or other communications hereunder.

                 5.8. Further Assurances. The parties hereto will sign such further documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things as may be necessary in order to give full effect to this Agreement and every provision hereof.

                 5.9. Non-Assignability. This Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by any party hereto without the express prior written consent of the other parties, and any attempted assignment, without such consents, will be null and void; provided, however, that any of the KKR/HM Partnerships may assign or delegate its rights hereunder to any Affiliate, and in the event of any such assignment references to a "KKR/HM Partnership" herein shall be deemed to refer to such Affiliate and, subject to compliance with this Agreement, any DLJ Entity or Permitted Transferee may assign or delegate its rights hereunder to a Permitted Transferee.

                 5.10. Amendment; Waiver. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the parties hereto. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

                 5.11. Third Parties. This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto.

                 5.12. Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof in any action or proceeding arising out of or relating to this Agreement. The parties hereto irrevocably and unconditionally waive trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.

                 5.13. Specific Performance. Without limiting or waiving in any respect any rights or remedies of the parties hereto under this Agreement now or hereinafter existing at law or in equity or by statute, each of the parties hereto will be entitled to seek specific performance of the obligations to be performed by the other in accordance with the provisions of this Agreement.

                 5.14. Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof.

                 5.15. Titles and Headings. The section headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement.

                 5.16. Severability. If any provision of this Agreement is declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement will not be affected and will remain in full force and effect.

                 5.17. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

                 IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                          REGAL CINEMAS, INC.


                          By:
                             -------------------------
                             Title:

                          KKR 1996 FUND L.P.

                          By:  KKR Associates 1996 L.P.,
                               its general partner

                               By:  KKR 1996 GP LLC,
                                    its general partner


                                    By:
                                       -------------------------
                                       Authorized Signatory

                          KKR PARTNERS II, L.P.

                          By:  KKR Associates, L.P., its general partner

                               By:
                                  -------------------------
                                  Authorized Signatory

                          REGAL EQUITY PARTNERS, L.P.

                          By:  TOH/Ranger, LLC, its general partner


                               By:
                                   ---------------------------
                                   Authorized Signatory

                          DLJ MERCHANT BANKING PARTNERS II,
                          L.P., a Delaware Limited Partnership

                          By:  DLJ Merchant Banking II, Inc., as
                               managing general partner

                          By:
                             ---------------------------
                             Name:
                             Title:

                          DLJ MERCHANT BANKING PARTNERS II-A,
                          L.P., a Delaware Limited Partnership

                          By: DLJ Merchant Banking II, Inc.,
                              as managing general partner


                          By:
                             -------------------------
                             Name:
                             Title:

                          DLJ OFFSHORE PARTNERS II, C.V., a
                          Netherlands Antilles Limited Partnership

                          By: DLJ Merchant Banking II, Inc., as
                              advisory general partner


                          By:
                             -------------------------
                             Name:
                             Title:


                          DLJ DIVERSIFIED PARTNERS, L.P., a
                          Delaware Limited Partnership

                          By: DLJ Diversified Partners, Inc., as
                              managing general partner


                          By:
                             -------------------------
                             Name:
                             Title:


                          DLJ DIVERSIFIED PARTNERS-A, L.P.,
                          a Delaware Limited Partnership

                          By:  DLJ Diversified Partners, Inc., as
                               managing general partner


                          By:
                             -------------------------
                             Name:
                             Title:

                          DLJ MILLENNIUM PARTNERS, L.P.,
                          a Delaware Limited Partnership

                          By:  DLJ Merchant Banking II, Inc., as
                               managing general partner


                          By:
                             -------------------------
                             Name:
                             Title:


                          DLJ MILLENNIUM PARTNERS-A, L.P., a
                          Delaware Limited Partnership

                          By: DLJ Merchant Banking II, Inc., as
                              managing general partner


                          By:
                             -------------------------
                             Name:
                             Title:

                          DLJMB FUNDING II, INC., a
                          Delaware corporation


                          By:
                             -------------------------
                             Name:
                             Title:


                          DLJ FIRST ESC, L.P.

                          By: DLJ LBO Plans Management Corporation,
                              as general partner


                          By:
                             -------------------------
                             Name:
                             Title:

                          UK INVESTMENT PLAN 1997 PARTNERS

                          By:  Donaldson, Lufkin & Jenrette, Inc., as
                               general partner


                          By:
                             -------------------------
                             Name:
                             Title:

                          DLJ EAB PARTNERS, L.P.

                          By:  DLJ LBO Plans Management Corporation,
                               as managing general partner


                          By:
                             --------------------------
                             Name:
                             Title:

                          DLJ ESC II, L.P.

                          By:  DLJ LBO Plans Management Corporation,
                               as general partner


                          By:
                             -------------------------
                             Name:
                             Title: